                           TECMAR TECHNOLOGIES, INC.
                                AND SUBSIDIARIES
           (WHOLLY OWNED BY TECMAR TECHNOLOGIES, INTERNATIONAL INC.)

                       CONSOLIDATED FINANCIAL STATEMENTS

                                  MAY 31, 1997

                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)

      [KPMG LLP LOGO]

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Members
Tecmar Technologies, Inc.;

We have audited the accompanying consolidated balance sheet of Tecmar Technologies, Inc. and subsidiaries (wholly owned by Tecmar Technologies International, Inc.) as of May 31, 1997, and the related consolidated statements of operations and accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Tecmar Technologies, Inc. and subsidiaries as of May 31, 1997, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that Tecmar Technologies, Inc. will continue as a going concern. As discussed in
Note 1 to the consolidated financial statements, the Company incurred a net loss in 1997 and has a shareholders's deficit as of May 31, 1997. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                                           KPMG LLP

Denver, Colorado
July 9, 1997

TECMAR TECHNOLOGIES, INC.
AND SUBSIDIARIES
(WHOLLY OWNED BY TECMAR TECHNOLOGIES INTERNATIONAL, INC.)

CONSOLIDATED BALANCE SHEET

MAY 31, 1997
--------------------------------------------------------------------------------


ASSETS (NOTE 3)

Current assets:
  Accounts receivable:

    Trade, net of allowance for uncollectible accounts of $581,790     $  7,682,387
    Inventory                                                             4,444,495
    Prepaid expenses and other                                              529,550
                                                                       ------------
        Total current assets                                             12,656,432

Equipment (note 2)                                                        5,729,582
  Less accumulated depreciation                                          (2,323,830)
                                                                       ------------
        Net equipment                                                     3,405,752

Other assets                                                                 58,880
                                                                       ------------
                                                                       $ 16,121,064
                                                                       ============

LIABILITIES AND STOCKHOLDER'S DEFICIT

Current liabilities:
  Debt (note 3)                                                        $  4,386,089
  Accounts payable                                                        2,273,477
  Accrued liabilities                                                     2,181,902
  Current portion of obligations under capital leases (note 9)              100,790
                                                                       ------------
        Total current liabilities                                         8,942,258

Obligations under capital leases less current portion (note 9)               42,955
Due to Parent (note 4)                                                   12,112,265
                                                                       ------------
        Total liabilities                                                21,097,478
                                                                       ------------
Stockholder's deficit:
  Common stock, $1.00 par value; authorized 1,000 shares; issued
    and outstanding                                                           1,000
  Additional paid-in-capital                                              3,670,465
  Accumulated deficit                                                    (8,647,879)
                                                                       ------------
        Total stockholder's deficit                                      (4,976,414)

Commitments and contingencies (note 9)
                                                                       ------------

                                                                       $ 16,121,064
                                                                       ============


See accompanying notes to consolidated financial statements.

TECMAR TECHNOLOGIES, INC.
AND SUBSIDIARIES
(WHOLLY OWNED BY TECMAR TECHNOLOGIES INTERNATIONAL, INC.)

CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

YEAR ENDED MAY 31, 1997

--------------------------------------------------------------------------------


Sales                                      $ 44,597,622
Cost of sales                               (36,296,003)
Other costs                                    (971,000)
                                           ------------
        Gross profit                          7,330,619

Expenses:
  General and administrative                  2,879,481
  Sales and marketing                         5,440,157
  Customer satisfaction                       1,014,241
  Research and development                    3,737,271
  Restructuring costs (note 6)                  506,055
                                           ------------
        Total expenses                       13,577,205
                                           ------------
        Loss from operations                 (6,246,586)

Other income (expense):
  Interest expense (note 3)                    (618,767)
  Other, net                                    307,088
                                           ------------
        Net loss                             (6,558,265)

Accumulated deficit at beginning of year     (2,089,614)
                                           ------------
Accumulated deficit at end of year         $ (8,647,879)
                                           ============


See accompanying notes to consolidated financial statements.

TECMAR TECHNOLOGIES, INC.
AND SUBSIDIARIES
(WHOLLY OWNED BY TECMAR TECHNOLOGIES INTERNATIONAL, INC.)

CONSOLIDATED STATEMENT OF CASH FLOWS

YEAR ENDED MAY 31, 1997

--------------------------------------------------------------------------------


Cash flows from operating activities:
  Net loss                                                   $(6,558,265)
  Adjustments to reconcile net loss to net cash used by
    operating activities:

      Depreciation expense                                     1,050,926
      Loss on disposal of property and equipment                 116,992
      Changes in operating assets and liabilities:
        Trade accounts receivable                               (283,665)
        Inventory                                                916,857
        Prepaid expenses and other assets                      1,033,700
        Accounts payable                                      (2,601,864)
        Accrued liabilities                                   (1,818,175)
                                                             ------------
        Net cash used by operating activities                 (8,143,494)
                                                             ------------
Cash flows from investing activities:
  Additions to property and equipment                           (903,082)
  Proceeds from sale of fixed assets                              42,481
                                                             ------------
        Net cash used by investing activities                   (860,601)

Cash flows from financing activities:
  Net borrowings under line of credit                          4,386,089
  Repayment of principal under capital lease obligations        (162,591)
  Net advances from parent                                     4,230,017
                                                             ------------
        Net cash provided by financing activities              8,453,515
                                                             ------------
        Net decrease in cash                                    (550,580)

Cash at beginning of year                                        550,580
                                                             ------------
Cash at end of year                                          $     -
                                                             ============
Supplemental disclosures of cash flow information:
  Equipment acquired through capital lease                   $    56,530
                                                             ============


See accompanying notes to consolidated financial statements.

TECMAR TECHNOLOGIES, INC.
AND SUBSIDIARIES

(WHOLLY OWNED BY TECMAR TECHNOLOGIES INTERNATIONAL, INC.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MAY 31, 1997

--------------------------------------------------------------------------------

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION AND BASIS OF FINANCIAL PRESENTATION

     Tecmar Technologies, Inc. (the Company) is wholly owned by Tecmar Technologies International, Inc., a Canadian company (the Parent). The Company was acquired by the Parent pursuant to a plan of reorganization by the United States Bankruptcy Court on March 4, 1996. The Company's principal business activities include the design, manufacture and sale of computer data storage equipment.

     The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All intercompany transactions have been eliminated in consolidation.

     The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying consolidated financial statements, the Company incurred a net loss of $6,558,265 for the year ended May 31, 1997 and has a shareholder's deficit of $4,976,414 at May 31, 1997 which raises substantial doubt about the Company's ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relating to the outcome of this uncertainty. Management's plans to continue as a going concern include increasing revenue and decreasing costs to attain profitable operations, obtaining additional equity or debt financing, or the sale of a portion or substantially all of the assets of the Company.

     The presentation of financial statements in conformity with generally accepted accounting principles, requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses for the period reported. Actual results could differ from these estimates.

     REVENUE RECOGNITION

     Sales of inventory are recognized upon shipment.

     INVENTORIES

     Inventories are recorded at the lower of cost or market value. Cost is determined using the first-in, first-out basis, and includes freight, duty and taxes, as applicable.

     EQUIPMENT

     Equipment is recorded at cost. Assets under capital lease are recorded at the present value of minimum lease payments at the inception of the lease and amortized over the remaining lease term.

TECMAR TECHNOLOGIES, INC.
AND SUBSIDIARIES
(WHOLLY OWNED BY TECMAR TECHNOLOGIES INTERNATIONAL, INC.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

--------------------------------------------------------------------------------

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Depreciation of equipment and computer software is computed using the straight-line method over the estimated useful lives of the respective assets, ranging primarily from 2 to 7 years.

     INCOME TAXES

     The Company files a separate U.S. federal income tax return and accounts for income taxes under the provisions of Statements of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES (SFAS 109). Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     RESEARCH AND DEVELOPMENT COSTS

     Research and development costs are expensed as incurred.

     LONG-LIVED ASSETS

     Effective June 1 1996, the Company adopted Statement of Financial Accounting Standards No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF (SFAS 121). SFAS 121 requires that long-lived assets and certain identifiable intangibles to be held and used or disposed of by an entity be reviewed for impairment whenever events or changes in circumstances indicates that the carrying amount of an asset may not be recoverable. The adoption of SFAS 121 had no effect on the Company's consolidated financial statements.

     FINANCIAL INSTRUMENTS

     The carrying values of cash, accounts receivable, bank indebtedness, and accounts payable and accrued liabilities approximate fair values due to their relative short term to maturity.

TECMAR TECHNOLOGIES, INC.
AND SUBSIDIARIES
(WHOLLY OWNED BY TECMAR TECHNOLOGIES INTERNATIONAL, INC.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

(2)  EQUIPMENT

     Equipment consists of the following at May 31, 1997:


               Furniture and fixtures                          $ 1,154,517
               Production and service equipment                  2,080,526
               Research and development equipment                  923,528
               Leasehold improvements                              533,037
               Computer software                                   101,112
               Computer hardware                                   515,518
               Computer software and equipment under
                 capital lease                                     421,344
                                                               -----------
                                                                 5,729,582
               Less accumulated depreciation                    (2,323,830)
                                                               -----------
                                                               $ 3,405,752
                                                               ===========


(3)  DEBT

     The Company has a revolving line for borrowings of up to $10 million, bearing interest at the bank's prime rate plus 2 1/2% due in fiscal 1998. The line is secured by a first priority interest in all of the Company's accounts receivable, inventory, intangibles and any unencumbered machinery and equipment. The Company is subject to minimum net worth and profitability covenants and limitations on capital expenditures and intercompany transactions. The Company is not in compliance with the net worth covenant at May 31, 1997 and, accordingly, the balance outstanding is included in current liabilities in the accompanying consolidated financial statements.

(4)  TRANSACTIONS WITH PARENT

     Advances from the Parent bear interest at 8% through February 28, 1997. Interest after this date was waived by the Parent. The loan is due on demand after June 1, 1998 and is subordinated to the bank debt.

(5)  CONCENTRATION OF CREDIT RISK AND SIGNIFICANT CUSTOMERS

     The Company sells primarily to Original Equipment Manufacturers and distributors of computer equipment. Although the Company's exposure to credit risk associated by non-payment by these customers is affected by conditions or occurrences within the industry, the Company performs ongoing credit evaluations of its customer's financial condition to reduce credit risk exposure. The Company has one customer representing 10.4% of sales and 27% of accounts receivable.

TECMAR TECHNOLOGIES, INC.
AND SUBSIDIARIES
(WHOLLY OWNED BY TECMAR TECHNOLOGIES INTERNATIONAL, INC.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

--------------------------------------------------------------------------------

(6)  RESTRUCTURING COSTS

     Restructuring costs relate to the closure of the Company's Singapore manufacturing operation and include employee severance, loss on disposition of assets, lease termination costs and other exit costs.

(7)  INCOME TAXES

     The net operating losses (NOLs) of the Company for United States tax purposes generated prior to the acquisition of the Company by the Parent on March 4, 1996, are limited by Section 382 of the United States Internal Revenue Code. The amount, if any, of the Company's NOLs remaining as a result of the emerging from bankruptcy has not been determined. The NOLs remaining will be subject to an annual usage limitation that may result in none of the NOLs being utilized prior to expiration. Subsequent to the acquisition, the Company has generated NOLs of $6,755,000 which are not subject to limitations other than that they fully expire in 2012.

     The Company has recorded a valuation allowance equal to the Company's net deferred tax asset relating primarily to the net operating loss carryforwards discussed above, due to the uncertainty of future utilization.

(8)  EMPLOYEE BENEFIT PLAN

     The Company has a 401(k) defined contribution pension plan covering substantially all employees. The plan provides for both employee and employer discretionary contributions. The Company did not make a contribution to the plan for the year ended May 31, 1997.

(9)  COMMITMENTS AND CONTINGENCIES

     The Company has committed to purchase $9,808,000 of inventory from suppliers.

TECMAR TECHNOLOGIES, INC.
AND SUBSIDIARIES
(WHOLLY OWNED BY TECMAR TECHNOLOGIES INTERNATIONAL, INC.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

--------------------------------------------------------------------------------

(9)  COMMITMENTS AND CONTINGENCIES (CONTINUED)

     The Company has certain noncancelable operating leases for facilities and equipment which expire on various dates through 2001 and leases certain office equipment and computers under capital leases. At May 31, 1997, future minimum payments under noncancelable operating and capital leases having initial or remaining terms of one year or more are as follows:


                                                  Capital      Operating
                                                   leases        leases
                                                   ------        ------
        Fiscal year ended May 31:
           1998                                   $123,819      335,453
           1999                                     26,515      336,524
           2000                                      9,405       49,094
           2001                                      2,351          -
                                                  --------      -------
                Total minimum lease payments       162,090      721,071
                                                                =======
        Less amount representing interest          (18,345)
                                                  --------
                Present value of net minimum
                  capital lease payments           143,745

        Less current portion                      (100,790)
                                                  --------
                Capital lease obligations,
                  net of current portion          $ 42,955
                                                  ========

        Rent expense for the year ended May 31, 1997 totaled $673,476.